SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement        / /  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                       ACTION PRODUCTS INTERNATIONAL, INC.

                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

/ /  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:


Notes:

                             [ACTION PRODUCTS LOGO]



                       ACTION PRODUCTS INTERNATIONAL, INC.

                                  July 24, 2000


TO OUR SHAREHOLDERS:

      The Annual Meeting of the Shareholders of Action Products International, Inc. (the "Company") will be held at the offices of the Company at 390 North Orange Avenue, Suite 2185, Orlando, Florida 32801 on Thursday, September 7, 2000, at 9:30 a.m., to consider and vote upon the following proposals, all of which are more completely set forth in the accompanying Proxy Statement:

      1. Elect two directors with a term of two years and one director to serve a term of one year.

      2. To transact such other business as may properly come before the meeting.

      The Board of Directors has established July 3, 2000 as the record date for the Annual Meeting and only shareholders of record at the close of business on that date will be entitled to vote at the meeting. A form of proxy and the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1999 are enclosed.

      Your vote is important. Whether or not you expect to attend the meeting, please read the accompanying Proxy Statement and complete, sign, date and return the accompanying proxy in the enclosed postage paid envelope at your earliest convenience. You may revoke your proxy at any time before it is exercised by following the instructions set forth on the first page of the accompanying Proxy Statement.

                                    BY ORDER OF THE BOARD OF DIRECTORS
                                    ACTION PRODUCTS INTERNATIONAL, INC.


                                    /s/ Timothy L. Young
                                    ----------------------------------
                                    Timothy L. Young
                                    Secretary


Orlando, Florida
July 24, 2000

                       ACTION PRODUCTS INTERNATIONAL, INC.

                           THURSDAY, SEPTEMBER 7, 2000
                                    9:30 A.M.

                                CORPORATE OFFICES
                             390 NORTH ORANGE AVENUE
                             21ST FLOOR, SUITE 2185
                                ORLANDO, FLORIDA


This Proxy Statement is furnished to shareholders of Action Products International, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the 2000 Annual Meeting of Shareholders of the Company and any adjournment or postponement thereof (the "Meeting"). The time and place of the Meeting are noted above. This Proxy Statement and enclosed form of Proxy were first sent to shareholders on or about July 29, 2000. The Company's Annual Report for the year ended December 31, 1999, including audited financial statements, is also enclosed.

The Board of Directors of the Company is soliciting proxies so that each shareholder is given an opportunity to vote. These proxies enable shareholders to vote on all matters that are scheduled to come before the Meeting. When proxies are returned properly executed, the Proxy Committee will vote the shares represented thereby in accordance with the shareholders' directions. Shareholders are urged to specify their choices by marking the enclosed proxy; if no choice has been specified, the shares will be voted FOR the election of the three nominees as directors. The proxy also confers upon the Proxy Committee discretionary authority to vote the shares represented thereby on any other matter that may properly be presented for action at the Meeting, although the Board of Directors currently knows of no other proposals or business to be presented.

Votes cast by proxy or in person at the Meeting, which will be tabulated by an Inspector of Elections appointed for the Meeting, will determine whether or not a quorum is present. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

Abstentions and broker-non votes are included in the number of shares presented or represented and voting on each matter, and therefore, with respect to votes on specific proposals, will have the effect of negative votes. In the election of directors, the nominees receiving the highest number of affirmative votes of the shares presented or represented and entitled to vote at the Meeting shall be elected as directors. Votes withheld in connection with the election or one or more of the nominees for director will not be counted as votes for such individuals.

Officers and Directors of the Company currently beneficially own approximately 65% of the Company's outstanding shares of Common Stock. See "Security Ownership of Management and Principal Shareholders." Accordingly, approval of the aforesaid matters is virtually assured.

The Proxy Committee is composed of Judith H. Kaplan, Honorary Chair Emeritus and Timothy L. Young, Secretary and Chief Financial Officer of the Company, who will vote all shares of common stock represented by proxies. As stated above, the Inspector of Elections will tabulate the voted shares.

The principal offices of the Company are located at 390 North Orange Avenue, Suite 2185, Orlando, Florida 32801 and its telephone number is (407) 481-8007.

                   Securities Outstanding and Voting Rights

Only holders of shares of the Company's common stock, par value $.001 per share ("Common Stock"), of record at the close of business on July 3, 2000, will be entitled to vote at the Meeting. On that date, 2,025,333 shares of the Company's Common Stock were issued and outstanding.

Each share of Common Stock is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors. Approval of each of the matters to be acted upon at the Meeting will require a majority of the votes cast at the meeting to be cast in favor of the matter, except that directors will be elected by a plurality of the votes cast.

Any proxy may be revoked at any time before it is voted by written notice mailed or delivered to the Secretary of the Company, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, and by revocation of a written proxy requested in person at the Meeting, but if not so revoked, the shares represented by such proxy will be voted.

The following table sets forth the names, ages, and positions with the Company of all of the executive officers and directors of the Company. Also set forth below is information as to the principal occupation and background for each person in the table.

           Name          Age                 Position
           ----          ---                 --------

      Ronald S. Kaplan    34       Chairman, President, & Chief Executive Officer (1)

      Timothy L. Young    37       Chief Financial Officer, Treasurer & Secretary

      Larry Bernstein     58       Director (1) (2)

      Ronald Tuchman      64       Director, Chair Audit & Nominating Committees (1) (2)

      Judith Kaplan       62       Director (2)

      Pablo Savetman      34       Vice President of Sales

(1)   Member of the Nominating Committee

(2)   Member of the Audit Committee


Ronald S. Kaplan has served as the President, Chief Executive Officer and Chairman of the Company since January 1, 1996. Prior to this date, Mr. Kaplan served as the Chief Operating Officer and President from 1988 to 1996. Mr. Kaplan is the son of Judith Kaplan, one of the founders and directors of the Company.

Timothy L. Young has served as the Chief Financial Officer and Corporate Secretary of the Company since February 2000. Mr. Young is a graduate of the Baylor University with Bachelor of Business Administration degrees in Accounting and Finance. Prior to joining the Company, Mr. Young was a independent financial consultant for various companies from May 1996 to January 2000. As a independent financial consultant, Mr. Young provided a variety of services which included Joint Ventures, Mergers & Acquisitions, and consolidations of operations for a variety of domestic and international companies. From January 1994 to May 1996, Mr. Young was Vice President, Chief Financial Officer & Treasurer of Brown & Brown, Inc. a $150 million publicly held NYSE listed company. From 1986 to 1990, he was with the Certified Public Accounting firm of Price Waterhouse Coopers LLP.

Larry Bernstein has served as a Director of the Company since September 1999. Mr. Bernstein is a key figure in the toy industry. From April 1995 to May 2000, Mr. Bernstein was an independent consultant within the Toy industry. From June 2000 to present, Mr. Bernstein became the Chairman, President & CEO of Plymouth PA, Inc. which is a brand licensed "Back to School" consumer product company. From January 1976 to March 1995, Mr. Bernstein served as the President of the flagship Hasbro Toy Division and Executive Vice President of Hasbro, Inc. For twenty years Mr. Bernstein held several positions with the Hasbro Corporation. Mr. Bernstein holds a Bachelor of Science degree in Business Administration from Boston University with emphasis in Marketing & Economics.

Ronald Tuchman has served as a Director of the Company since August 1998. Since July of 1999, Mr. Tuchman has held the position of President and Chief Operating Officer of Advanced Logic Systems, Inc., a internet service provider. From May 1998 to June 1999, Mr. Tuchman was a independent consultant within the Toy industry. Also, Mr. Tuchman is a respected member of the toy industry with over 30 years of experience in all retailing aspects of the toy business. From January 1996 to April 1998, Mr. Tuchman served as Chairman of the Board, Chief Executive Officer and a Director of Imaginarium, an "upscale" educational specialty toy store chain. In addition to other professional accomplishments, Tuchman was employed by Toys "R" Us for nearly 25 years, where he held several positions, including Senior Vice President, and is widely known within the Toy Industry as one of Toys "R" Us founding fathers. Mr. Tuchman attended Roosevelt University in Chicago where he majored in advertising and marketing.

Judith Kaplan is one of the founders of the Company and has served as a Director since the Company's incorporation in 1980. Ms. Kaplan served as Chair of the Board of Directors of the Company since its incorporation in 1980 until December 31, 1995. Ms. Kaplan has served in the following positions with the Company. She was President from 1980 until 1987; Secretary from 1980-1997; Chief Executive Officer from 1980 until 1995; Chief Financial Officer from 1980 until 1998 and Treasurer from 1980 until 1991. She is the mother of Ronald Kaplan, the Company's Chief Executive Officer.

Pablo Savetman has served as the Vice President of Sales since September, 1995. Prior to becoming Vice President of Sales, Mr. Savetmen was the National Sales Manager from April 1994 to September 1995. Mr. Savetman earned an Associate Degree in Business Management from St. John's University in New York. Prior to working with the Company, Mr. Savetman's experience focused on the sales and distribution of consumer products primarily in international markets and included a position as an International Sales Manager for Cowboy Brothers Trading Corp from 1993 to 1994, and several years prior to that as a sales manager for Juno Export Trading.

                         Board Meetings and Compensation

The Board of Directors held five meetings during the last fiscal year. No Director participated in fewer than 75% of the aggregate of the total number of meetings of the Board of Directors. The Company has standing Audit and Nominating Committees. The Company does not have a Compensation Committee.

Audit Committee
The Audit Committee is comprised of Ronald Tuchman, who serves as the Chairman of the Audit Committee, Larry Bernstein and Judith Kaplan. The duties of the Audit Committee include recommending the engagement of independent auditors, reviewing and considering actions of management in matters relating to audit functions, reviewing with independent auditors the scope and results of its audit engagement, reviewing reports from various regulatory authorities, reviewing the system of internal controls and procedures of the Company, and reviewing the effectiveness of procedures intended to prevent violations of laws and regulations. Recently, both the United States Securities and Exchange Commission and the NASDAQ Stock Market have issued new rules to amend audit committee requirements. The Audit Committee is in the process of implementing these new rules, consistent with transition measures provided for under such rules. During fiscal 1999, four meetings of the Audit Committee were held and each member attended at least 75% of said meetings.

Nominating Committee
The Nominating Committee is comprised of Ron Tuchman, who serves as the Chairman of the Nominating Committee, Larry Bernstein and Ronald S. Kaplan. The Nominating Committee is responsible for reviewing the qualifications of potential nominees for election to the Board of Directors and recommending the nominees to the Board of Directors for such election. Shareholders may make nominations for the election of directors by delivering notice in writing to the Secretary of the Company in accordance with the instructions contained in
Article XVII of the Company's Bylaws. During fiscal 1999, three meetings of the Nominating Committee were held and each member attended at least 75% of said meetings.

Director Compensation
Directors who are full-time employees of the Company receive no additional compensation for services rendered as members of the Company's Board or any committee thereof. Directors who are not full-time employees of the Company receive $2,500 per year, plus $500 for each Board meeting attended in person, and $250 for each Company Board meeting attended telephonically. In addition, from time to time the Company may grant incentive stock options with an exercise price greater than the market value of the underlying stock to the directors for services rendered while serving on the Board. In the past outside directors were granted 10,000 shares under Stock Option Plan, for each year of service on the Board, at a price generally 12% above the market value of the shares as listed at the time of the grant.

The following table sets forth the aggregate compensation paid to Ronald S. Kaplan (the "Named Executive Officer") by the Company. None of the other executive officers of the Company were paid a total annual salary and bonuses of $100,000 or more. Except as set forth in the table below, no bonuses or other compensation was paid during the 1999, 1998, or 1997 fiscal years.

                             Long Term Compensation

                                                                                             Other
               Name and                                                  Annual           Restricted
              Principal                              Salary              Bonus           Compensation
               Position               Year            ($)                 ($)                ($)(1)
-------------------------------------------------------------------------------------------------------------
Ronald Kaplan, CEO                    1999          $105,000            $0                  $6,000
                                      1998          $100,000            $35,000             $6,000
                                      1997          $75,000             $0                  $6,000

--------------------------
(1) Includes value of use of automobile, vacation pay, sick pay.

Ron Kaplan was promoted to Chief Executive Officer and Chairman of the Board of Directors as of January 1, 1996 and continues to serve as President of the Company. As of February 2000, Mr. Kaplan's annual salary is $105,000 plus the use of an automobile.

The Company did not grant any options to the Named Executive during the fiscal year ended December 31, 1999.

The following table sets forth the aggregate of options exercised in the year ended December 31, 1999 and the value of options held at December 31, 1999. The Named Executive exercised 243,000 shares in November 1999 at an exercise price of $1.38.

                         Option Exercises/Option Values

                                                             Number of Securities            Value of Unexercised
                                                            Underlying Unexercised           In-the-money Options
                             Shares          Value        Options at Fiscal Year End          At Fiscal Year End
                          Acquired on
          Name            Exercise (#)   Realized ($)      Exercisable/Unexercisable      Exercisable/Unexercisable
          ----            ------------   ------------      -------------------------      -------------------------
    Ronald S. Kaplan        243,000       $208,980(1)              100,000/0                       $0/0(2)

(1) On November 29, 1999, Mr. Kaplan exercised an option to acquire 243,000 shares of the Company's common stock at an exercise price of $1.39 per share. The value realized on the date of exercise is calculated by determining the difference between the fair market value of the Company's common stock on the date of exercise and the underlying exercise price of the options. The last sale price of a share of the Company's Common Stock on November 29, 1999 as reported by NASDAQ was $2.25.

(2) The dollar value was calculated by determining the difference between the fair market value at fiscal year-end of the Common Stock underlying the options and the exercise price of the options. The last sale price of a share of the Company's Common Stock on December 31, 1999 as reported by NASDAQ was $2.125, therefore the value of the unexercised options are out-of-the-money.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of the Company's outstanding common stock to file with the Securities and Exchange Commission (the "SEC") and NASDAQ initial reports of ownership and reports of changes in ownership of common stock. Such persons are required by the SEC regulations to furnish the Company with copies of all such reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to officers, directors and greater than ten percent (10%) beneficial owners were complied with.

Employee Stock Ownership Plan
On April 23, 1984, the Company adopted an Employee Stock Ownership Plan ("ESOP"). The ESOP qualifies for special tax benefits under the Internal Revenue Code. Under the ESOP, the Company, at the discretion of its Board of Directors, may make an annual contribution to a trust that purchases the Company's stock from the Company for the benefit of employees who have completed at least 1,000 hours of work during the fiscal year. Employer contributions under the ESOP are allocated to each employee's account on a pro-rata basis according to the total compensation paid to, and the number of years of service by, all eligible employees. An employee becomes 100% vested in the ESOP following 5 years of plan eligibility. As of December 31, 1999, there were 24,077 shares of Common Stock held by the Company's ESOP trust.

401(k) Plan
Effective October 3, 1986, the Company adopted a Voluntary 401(k) Plan. All employees are eligible for the plan. Employees who have worked for the Company for 18 months are currently eligible for a 34% match of their subsequent contributions. Benefits are determined annually. The lowest 66% of paid employees may contribute the lesser of 15% of their salary or the applicable maximum allowed by the Internal Revenue Code. The top 1/3 of employees cannot contribute a percentage greater than 15% of their compensation or 150% of the average contribution of the lowest 66% of paid employees to the applicable maximum allowed by the Internal Revenue Code. Employer contributions vest within three months and all contributions are held in individual employee accounts with an outside financial institution.

Stock Option Plan
To increase the officers, key employees and consultants interest in the Company and to align more closely their interests with the interests of the Company's shareholders, the Board of Directors, adopted a stock option plan called the "1996 Stock Option Plan" (the "Plan") on May 28, 1996. The Plan was subsequently ratified by a majority vote of the Company's shareholders. The Board of Directors determined that the Plan will work and believes that the Plan is in the Company's best interests.

Under the Plan, the Company has reserved an aggregate of 900,000 shares of Common Stock for issuance pursuant to options granted under the Plan ("Plan Options"). Plan Options are either options qualifying as incentive stock options ("Incentive Options") or options that do not qualify ("Non-Qualified Options"). Any Incentive Option granted under the Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant. The exercise price of Non-Qualified Options shall be determined by the Board of Directors or the Committee but shall in no event be less than 75% of the fair market value of the underlying shares on the date of the grant. As of December 31, 1999, the Company had granted 286,000 Incentive Options under the Plan. No Non-Qualified Options have been issued. Accordingly, the Company can still grant 614,000 options under the Plan.

                           PRINCIPAL SECURITY HOLDERS
                      AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information with respect to the number of shares of Common Stock beneficially owned by (i) each director of the Company, (ii) the executive officer named in the Summary Compensation Table, (iii) all directors and officers as a group and (iv) each shareholder known by the Company to be a beneficial owner of more than 5% of the Company's common stock as of June 30, 2000. Except as otherwise indicated, each of the shareholders listed below has sole voting and investment power over the shares beneficially owned and the address of each beneficial owner is c/o Action Products International, Inc., 390 North Orange Ave., 21st Floor, Orlando, Florida 32801. As of June 30, 2000, there were issued and outstanding 2,025,333 shares of Common Stock.

                          Table of Beneficial Ownership

                                                 Amount and
                                                 Nature of
       Name and                     Title        Beneficial       Percent
       Address                     of Class      Ownership        of Class
       -------                     --------      ----------       --------

       Ronald S. Kaplan            Common       1,202,317(1)        32.7%

       Judith Kaplan               Common       1,026,948(2)        27.9%

       Warren Kaplan               Common       1,026,948(3)        27.9%

       Ronald Tuchman              Common          70,000(4)         1.9%

       Larry Bernstein             Common          10,000(5)          .3%

       All Directors and
       Officers as a Group
       (7 persons, Directors and
       5% owners shown above)      Common       2,389,265(6)        65.0%


-------------------
(1) Includes immediately exercisable options to purchase 100,000 shares at $3.50 per share and immediately exercisable warrants to purchase 829,000 shares of Common Stock at $0.579.

(2) Includes immediately exercisable options to purchase 100,000 shares at $3.50 per share. Also includes 24,077 shares held as Trustee of the Company's Employee Stock Ownership Plan Trust. Also includes 396,659 shares held by her husband, and of which Ms. Kaplan disclaims beneficial ownership.

(3) Includes immediately exercisable options to 100,000 shares at $3.50 per share. and 406,212 shares owned by his wife, and of which Mr. Kaplan disclaims beneficial ownership.

(4) Includes immediately exercisable options to purchase 70,000 shares at $3.50 per share.

(5) Includes immediately exercisable options to purchase 10,000 shares at $3.50 per share.

(6) The 1,026,048 shares of Common Stock owned by Judith Kaplan and Warren Kaplan referred to in footnotes 2 and 3 are counted only once in calculating the total in order to avoid a misleading total.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As of December 31, 1997, the Company owed $600,000 to Ronald S. Kaplan and Elissa Kaplan in the amounts of $480,000 and $120,000, respectively, on five-year convertible promissory notes. These notes bore interest at 9% per annum, payable monthly, and were convertible into an aggregate of approximately 1,036,300 shares of the Company's Common Stock. During June 1998, Ronald S. Kaplan and Elissa Kaplan redeemed the conversion features of their notes in exchange for warrants exercisable for shares of the Company's Common Stock under substantially the same terms. The exchange, therefore, did not have a dilutive effect. Once alternative financing was arranged with a financial institution, the previous notes payable in the aggregate amount of $600,000 were repaid with proceeds from a mortgage payable on July 1998. Accordingly, there are no notes payable to related parties as of December 31, 1999. This exchange transaction of warrants for convertible notes and the payment of the notes was approved by a majority of the disinterested members of the Board of the Company.

On November 29, 1999, Ronald S. Kaplan, Judith Kaplan, Warren Kaplan and Elissa Kaplan exercised options to acquire an aggregate of 388,000 shares of the Company's common stock at an exercise price of $1.3786 per share. Warren Kaplan and Judith Kaplan are the parents of Ronald Kaplan and Elissa Kaplan. Ronald Kaplan, Judith Kaplan, Warran Kaplan and Elissa Kaplan exercised options to acquire 243,000, 58,000, 58,000 and 29,000 shares of the Company's common stock, respectively. The value realized by each of the Kaplans on the exercise of the options is calculated by determining the difference between the fair market value of the Company's common stock on the date of exercise of the option and the option exercise price. The fair market value on November 29, 1999 was $2.25 per share. As a consequence, Ronald Kaplan , Judith Kaplan, Warren Kaplan and Elissa Kaplan realized gains of $208,980, $49,880, $49,880 and $24,940, respectively. Each member of the Kaplan family paid for their options by giving the Company a promissory note. The amounts of the promissory notes were as follows: Ronald Kaplan - a promissory note in the amount of $335,000, Judith Kaplan - a promissory note in the amount of $79,960, Warren Kaplan - a promissory note in the amount of $79,960 and Elissa Kaplan - a promissory note in the amount of $39,980. The Kaplan family's exercise of these options and the payment of the options with promissory notes was approved by a majority of the disinterested members of the Board of the Company.

CURRENT NOMINEES. The two-year terms of the Class II directors will expire at the upcoming annual meeting. The Board of Directors has nominated Ronald S. Kaplan and Ronald Tuchman for reelection as Class II Directors. Mr. Kaplan and Mr. Tuchman are currently serving as Class II directors. If they are reelected, they will continue to serve as Class II directors with terms to expire at the annual meeting of shareholders to be held in 2002.

In addition the Board of Directors has nominated Larry Bernstein for election to fill the remaining year of a two-year Class I director term. Mr. Bernstein is currently serving as a Class I director, having been elected by unanimous written consent of the directors in July until the upcoming annual meeting. Mr. Bernstein filled the position on the Company's Board of Directors previously held by Richard Gordan. If elected, Mr. Bernstein will continue to serve as a Class I director with a term to expire at the annual meeting of shareholders to be held in 2001.

Should any nominee become unable or unwilling to accept a nomination or election, the Board of Directors will either select a substitute nominee or will reduce the size of the Board. If you have properly executed and returned a proxy and a substitute nominee is selected, the holders of the proxy will vote your shares FOR the election of the substitute nominee. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve if elected.

In accordance with the Company's Bylaws, directors are elected by a plurality of the votes of the shares represented and entitled to vote at the meeting. That means the three nominees will be elected if they receive more affirmative votes that any other nominees.

CONTINUING DIRECTORS. The Company's Board of Directors is separated into two classes, and the directors of each class are elected to serve for two-year terms. The terms of the Class I directors expire at the annual meeting of stockholders to be held in 2002, and the terms of the Class II directors expire at the annual meeting of stockholders to be held in 2001. The following is a list of the persons which will constitute the Company's Board of Directors following the meeting, assuming election of the nominees named above, director class designation and current committee assignments.

          Name                   s      Committees
          ----                   -      ----------
          Ronald S. Kaplan       II     Nominating
          Larry Bernstein         I     Audit & Nominating
          Ronald Tuchman         II     Audit (Chair) & Nominating (Chair)
          Judith H. Kaplan        I     Audit

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THESE THREE NOMINEES.

                                  OTHER MATTERS

As of the date of this Proxy Statement, there are no other matters to be brought before the Meeting. Should any other matters come before the Meeting, action may be taken thereon pursuant to the proxies in the form enclosed, which confer discretionary authority on the persons named therein or their substitutes with respect to such matters.

Any proposal by a shareholder of the Company intended to be presented for consideration at the 2000 Annual Meeting of Shareholders must have been received by the Company at its corporate offices no later than March 24, 2001. Article XVII of the Company's Bylaws provides that all shareholder proposals must contain certain information regarding the shareholder, including the shareholder's name and address, the name of any person to nominated by the shareholder as directors, any arrangements between the shareholder and each such nominee, and any other information regarding such nominees of each matter of business proposed by the shareholder that would be required in a proxy statement filed under the proxy rules of the Securities and Exchange Commission.

                         INDEPENDENT PUBLIC ACCOUNTANTS

Moore Stephens Lovelace, P.A., formerly Lovelace, Roby & Company, P.A., acted as the principal accountants for the Company for the fiscal year ended December 31, 1999. It is anticipated that Moore Stephens Lovelace, P.A. will be selected by the Audit Committee as the Company's principal accountant for the current year. The Company expects representative of Moore Stephens Lovelace, P.A. to be present at the Meeting. These representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. It is also expected that a Moore Stephens Lovelace representative will serve as the Inspector of Elections.

The cost of this solicitation of proxies will be borne by the Company, including expenses in connection with preparing, assembling and mailing the proxy solicitation materials and the charges and expense of brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to beneficial owners. In addition to solicitation by mail, proxies may be solicited personally or by telephone or telegraph by directors, officers or employees of the Company, who will receive no additional compensation for such services.

SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING. SHAREHOLDERS PRESENT AT THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON. PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                             [ACTION PRODUCTS LOGO]




                       ACTION PRODUCTS INTERNATIONAL, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  July 18, 2000


The undersigned hereby constitutes and appoints Judith H. Kaplan and Timothy L. Young the undersigned's true and lawful attorneys and proxies (with full power of substitution in each) (the "Proxy Agents"), to vote all of the shares of Action Products International, Inc. owned by the undersigned on July 3, 2000, at the Annual Meeting of Shareholders of Action Products International, Inc. to be held at the offices of the Company located at 390 North Orange Avenue, Suite 2185, Orlando, Florida 32801 on Thursday, September 7, 2000, at 9:30 a.m., local time (including adjournments), with all powers that the undersigned would possess if personally present.

      THE BOARD RECOMMENDS A VOTE FOR EACH NOMINEE.
      ELECTION OF DIRECTORS - To elect three directors as follows: Larry Bernstein as Class I Director for a one-year term and Ronald Tuchman and Ronald
S. Kaplan as a Class II Directors for a two-year term.

      / /  FOR ALL Nominees
      / /  WITHHOLD ALL Nominees
      / /  FOR ALL EXCEPT:

           -----------------------------------------------
(To withhold authority to vote for an individual nominee, write that nominee's name in the space provided above.)

Should any other matter requiring a vote of the Shareholders arise, the above-named Proxy Agents, and each of them, are authorized to vote the shares represented by this Proxy as their judgement indicates is in the best interest of Action Products International, Inc.

This Proxy is solicited on behalf of the Management of Action Products International, Inc. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this Proxy will be voted FOR the proposal described above.

IMPORTANT: Please date this Proxy and sign exactly as your name or names appear hereon. If shares are held jointly, both owners must sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles.


-------------------------------------------
Signature of Shareholder                              Dated:  ____________, 2000


-------------------------------------------
Signature of Joint Shareholder                        Dated:  ____________, 2000


           PLEASE RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE



To Our Shareholders:
Whether or not you are able to attend our 2000 Annual Meeting of Shareholder, it is important that your shares be represented, no matter how many shares you own. Accordingly, please complete and sign the Proxy provided above and mail it in the enclosed postage paid envelope.

We look forward to receiving your voted Proxy at your earliest convenience.